UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005

                                  VERSATA, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      000-29757              68-0255203
  (State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation or organization)                         Identification Number)

           300 Lakeside Drive, Suite 1300, Oakland, California, 94612 (Address of principal executive office including zip code)

                                 (510) 628-1000
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

     On February 4, 2005, Versata, Inc. issued a press release announcing its preliminary financial results for the first fiscal quarter ended January 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.

     This information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange At of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

EXHIBIT
NUMBER                                     DESCRIPTION
                                           -----------

99.1                                       Press Release dated February 4, 2005*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VERSATA, INC.

Date: February 4, 2005                               By: /s/ William Frederick
                                                         ---------------------
                                                         William Frederick
                                                         Chief Financial Officer